UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2005

BMC SOFTWARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE (State of Incorporation)	001-16393 (Commission File Number)	74-2126120 (I.R.S. Employer Identification Number)

2101 CITYWEST BLVD. HOUSTON, TEXAS (Address of principal executive offices)		77042-2827 (Zip Code)

Registrant’s telephone number, including area code: (713) 918-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 204.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02. Results of Operations and Financial Condition
ITEM 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX

The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 2.02. Results of Operations and Financial Condition

     On June 29, 2005, BMC Software, Inc. (the “Company”) issued a press release regarding financial results for its fiscal fourth quarter ended March 31, 2005. A copy of the press release, dated as of June 29, 2005, is furnished as Exhibit 99 to this Current Report.

ITEM 9.01. Financial Statements and Exhibits

(c)	The following exhibit is being furnished herewith:

99	News Release, dated June 29, 2005, of BMC Software, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2005

BMC SOFTWARE, INC.
By:	/s/ ROBERT H. WHILDEN, JR.
Robert H. Whilden, Jr.
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.

99           News Release, dated June 29, 2005, of BMC Software, Inc.

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